Exhibit 10.2

SBA U.S. Small Business Administration

Note

SBA Loan #	54710870-06
SBA Loan Name	Broadwind Heavy Fabrications, Inc.
Date	April 5, 2020
Loan Amount	$6,064,600.00
Interest Rate	1.00% Fixed
Borrower	Broadwind Heavy Fabrications, Inc.
Operating Company
Lender	CIBC Bank USA

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Six Million Sixty Four Thousand Six Hundred and 00/100 Dollars ($6,064,600.00)

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Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The interest rate is on this Note is fixed at 1.00% per year.

All payments of principal and interest are deferred for the first six (6) months from the date of this

Note ("Deferment Period").

On or about the date that is eight weeks following the date of this Note, Borrower shall submit to

Lender a certified and attested schedule or eligible amounts of forgiveness ("Forgiven Balance"),

together with documentation verifying the number of full-time equivalent employees on

Borrower's payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utility payments for the eight week period following the date of the first disbursement under this Note, as required by the Payroll Protection

Program ("PPP"). Subject to the terms of the PPP, the Forgiven Balance will reduce the principal balance of this Note and the accrued interest on the Forgiven Balance is also forgiven.

Borrower must pay any remaining principal balance and accrued interest on or before the Maturity

Date (defined below) with interest thereon paid monthly after the Deferment Period over the remaining term of this Note. Payments must be made on the same day as the date of this Note in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate identified in the Note may not be changed during the life of the Loan unless changes in accordance with SOP 5010.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;

b. Pay all accrued interest; and

c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of Note

("Maturity Date").

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this

Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to

Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other

Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents,

giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this

Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of

Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS:

This Note is made pursuant to the terms and conditions of the Paycheck Protection Program

(“PPP”), which is part of the CARES Act 2020. Notwithstanding any provision to the contrary, this

Note shall be interpreted in accordance with the PPP and guidance issued by the Small Business

Administration implementing the PPP.

Borrower agrees to execute and deliver to Lender any additional documents consistent with the

Loan Documents as may be recommended or required in connection with the PPP. Borrower acknowledges the speed of the implementation of the PPP and recognizes that additional documents may be required to document the Loan.

This Note may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature.Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

THE HOLDER OF THIS NOTE SHALL NOT BE REQUIRED TO RENEW, EXTEND OR REFINANCE THIS NOTE OR ANY AMOUNTS DUE UNDER THIS NOTE.

JURY WAIVER AND CONSENT TO JURISDICTION. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. TO INDUCE LENDER TO ACCEPT THIS NOTE BORROWER IRREVOCABLY AGREE THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE

ADDRESS STATED HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Broadwind Energy, Inc.

By:	/s/ Jason Bonfigt
Name:	Jason Bonfigt
Title:	Authorized Signatory